EXHIBIT 99.2

Republic Services, Inc. Unaudited Supplemental Schedules

The following is a pro forma presentation of our 2017 financial results had we adopted the new revenue recognition standard as of January 1, 2017. Tables may not sum due to rounding.
REVENUE
The following tables reflect our total revenue by line of business for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,
	2018		2017		Change
			Proforma
Collection:
Residential	$560.2	22.2%	$564.4	23.3%	$(4.2)	(1.1)%
Small-container	763.9	30.3	731.7	30.2	32.2	0.1
Large-container	555.3	22.1	522.5	21.6	32.8	0.5
Other	11.0	0.5	10.7	0.4	0.3	0.1
Total collection	1,890.4	75.1	1,829.3	75.5	61.1	(0.4)
Transfer	320.8		305.1		15.7
Less: intercompany	(181.8)		(176.2)		(5.6)
Transfer, net	139.0	5.5	128.9	5.3	10.1	0.2
Landfill	580.6		565.3		15.3
Less: intercompany	(265.3)		(255.4)		(9.9)
Landfill, net	315.3	12.5	309.9	12.8	5.4	(0.3)
Energy services	50.2	2.0	35.8	1.5	14.4	0.5
Other:
Recycling processing and commodity sales	68.1	2.7	73.3	3.0	(5.2)	(0.3)
Other non-core	54.8	2.2	47.1	1.9	7.7	0.3
Total other	122.9	4.9	120.4	4.9	2.5	—
Total revenue	$2,517.8	100.0%	$2,424.3	100.0%	$93.5	—%

	Six Months Ended June 30,
	2018		2017		Change
			Proforma
Collection:
Residential	$1,108.6	22.4%	$1,116.6	23.7%	$(8.0)	(1.3)%
Small-container	1,512.6	30.6	1,449.9	30.7	62.7	(0.1)
Large-container	1,070.7	21.7	1,011.9	21.5	58.8	0.2
Other	21.5	0.4	20.4	0.4	1.1	—
Total collection	3,713.4	75.1	3,598.8	76.3	114.6	(1.2)
Transfer	609.1		580.0		29.1
Less: intercompany	(350.5)		(341.8)		(8.7)
Transfer, net	258.6	5.2	238.2	5.0	20.4	0.2
Landfill	1,130.5		1,065.9		64.6
Less: intercompany	(508.7)		(487.7)		(21.0)
Landfill, net	621.8	12.6	578.2	12.2	43.6	0.4
Energy services	98.1	2.0	62.7	1.3	35.4	0.7
Other:
Recycling processing and commodity sales	144.0	2.9	152.0	3.2	(8.0)	(0.3)
Other non-core	109.3	2.2	93.0	2.0	16.3	0.2
Total other	253.3	5.1	245.0	5.2	8.3	(0.1)
Total revenue	$4,945.2	100.0%	$4,722.9	100.0%	$222.3	—%
COST OF OPERATIONS
The following tables summarize the major components of our cost of operations for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,
	2018		2017		Change
			Proforma
Labor and related benefits	$539.0	21.4%	$498.6	20.6%	$40.4	0.8%
Transfer and disposal costs	214.6	8.5	207.3	8.6	7.3	(0.1)
Maintenance and repairs	251.3	10.0	236.1	9.7	15.2	0.3
Transportation and subcontract costs	166.4	6.6	144.9	6.0	21.5	0.6
Fuel	104.3	4.1	83.2	3.4	21.1	0.7
Disposal fees and taxes	83.2	3.3	80.6	3.3	2.6	—
Landfill operating costs	56.6	2.2	57.1	2.4	(0.5)	(0.2)
Risk management	56.2	2.2	56.0	2.3	0.2	(0.1)
Other	105.6	4.3	92.4	3.8	13.2	0.5
Total cost of operations	$1,577.2	62.6%	$1,456.2	60.1%	$121.0	2.5%

	Six Months Ended June 30,
	2018		2017		Change
			Proforma
Labor and related benefits	$1,068.1	21.6%	$995.2	21.1%	$72.9	0.5%
Transfer and disposal costs	402.9	8.1	394.6	8.4	8.3	(0.3)
Maintenance and repairs	491.5	9.9	462.9	9.8	28.6	0.1
Transportation and subcontract costs	315.8	6.4	279.0	5.9	36.8	0.5
Fuel	185.8	3.8	167.7	3.6	18.1	0.2
Disposal fees and taxes	157.5	3.2	151.9	3.2	5.6	—
Landfill operating costs	108.7	2.2	110.1	2.3	(1.4)	(0.1)
Risk management	108.1	2.2	103.5	2.2	4.6	—
Other	208.6	4.2	182.4	3.8	26.2	0.4
Total cost of operations	$3,047.0	61.6%	$2,847.3	60.3%	$199.7	1.3%
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
The following tables summarize our selling, general and administrative expenses for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,
	2018		2017		Change
			Proforma
Salaries	$170.4	6.8%	$173.5	7.1%	$(3.1)	(0.3)%
Provision for doubtful accounts	6.8	0.3	9.4	0.4	(2.6)	(0.1)
Other	75.7	2.9	80.0	3.3	(4.3)	(0.4)
Total selling, general and administrative expenses	$252.9	10.0%	$262.9	10.8%	$(10.0)	(0.8)%

	Six Months Ended June 30,
	2018		2017		Change
			Proforma
Salaries	$346.9	7.0%	$350.2	7.4%	$(3.3)	(0.4)%
Provision for doubtful accounts	13.6	0.3	14.8	0.3	(1.2)	—
Other	153.5	3.1	151.4	3.2	2.1	(0.1)
Total selling, general and administrative expenses	$514.0	10.4%	$516.4	10.9%	$(2.4)	(0.5)%

ADJUSTED EBITDA
The following tables summarize Adjusted EBITDA, which is not a measure determined in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,
	2018		2017		Change
			Proforma
Adjusted EBITDA	$690.1	27.4%	$707.4	29.2%	$(17.3)	(1.8)%

	Six Months Ended June 30,
	2018		2017		Change
			Proforma
Adjusted EBITDA	$1,389.5	28.1%	$1,361.4	28.8%	$28.1	(0.7)%

REVENUE
The following table reflects our total revenue by line of business for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Collection:
Residential	$552.2	24.0%	$564.4	23.3%	$564.3	22.9%	$556.2	22.6%	$2,237.2	23.2%
Small-container	718.2	31.2	731.7	30.2	736.5	29.9	743.6	30.2	2,930.0	30.4
Large-container	489.4	21.3	522.5	21.6	535.2	21.7	516.1	20.9	2,063.2	21.4
Other	9.7	0.4	10.7	0.4	11.6	0.5	12.0	0.5	44.0	0.5
Total collection	1,769.5	76.9	1,829.3	75.5	1,847.6	75.0	1,827.9	74.2	7,274.4	75.5
Transfer	274.9		305.1		306.6		296.5		1,183.1
Less: intercompany	(165.6)		(176.2)		(173.1)		(167.8)		(682.8)
Transfer, net	109.3	4.8	128.9	5.3	133.5	5.4	128.7	5.2	500.3	5.2
Landfill	500.6		565.3		571.7		569.2		2,206.9
Less: intercompany	(232.3)		(255.4)		(252.6)		(244.7)		(985.0)
Landfill, net	268.3	11.7	309.9	12.8	319.1	13.0	324.5	13.2	1,221.9	12.7
Energy services	26.9	1.2	35.8	1.5	39.5	1.6	45.1	1.8	147.3	1.5
Other:
Recycling processing and commodity sales	78.7	3.4	73.3	3.0	73.1	3.0	87.7	3.6	312.8	3.2
Other non-core	45.9	2.0	47.1	1.9	51.1	2.0	51.3	2.0	195.3	1.9
Total other	124.6	5.4	120.4	4.9	124.2	5.0	139.0	5.6	508.1	5.1
Total revenue	$2,298.6	100.0%	$2,424.3	100.0%	$2,463.9	100.0%	$2,465.2	100.0%	$9,652.0	100.0%
COST OF OPERATIONS
The following table summarizes the major components of our cost of operations for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Labor and related benefits	$496.7	21.6%	$498.6	20.6%	$507.6	20.6%	$524.4	21.3%	$2,027.2	21.0%
Transfer and disposal costs	187.3	8.1	207.3	8.6	204.0	8.3	197.3	8.0	795.9	8.3
Maintenance and repairs	226.7	9.9	236.1	9.7	240.0	9.7	237.4	9.6	940.2	9.7
Transportation and subcontract costs	134.0	5.8	144.9	6.0	153.1	6.2	153.7	6.2	585.8	6.1
Fuel	84.5	3.7	83.2	3.4	87.2	3.5	94.8	3.8	349.8	3.6
Disposal fees and taxes	71.3	3.1	80.6	3.3	81.0	3.3	78.7	3.2	311.6	3.2
Landfill operating costs	53.1	2.3	57.1	2.4	53.6	2.2	56.6	2.3	220.3	2.3
Risk management	47.5	2.1	56.0	2.3	58.6	2.4	50.5	2.1	212.6	2.2
Other	90.0	3.9	92.4	3.8	98.1	4.0	106.1	4.3	386.6	4.0
Total cost of operations	$1,391.1	60.5%	$1,456.2	60.1%	$1,483.2	60.2%	$1,499.5	60.8%	$5,830.0	60.4%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
The following table summarizes our selling, general and administrative expenses for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Salaries	$176.7	7.7%	$173.5	7.1%	$176.8	7.2%	$179.3	7.3%	$706.3	7.3%
Provision for doubtful accounts	5.4	0.2	9.4	0.4	8.0	0.3	7.8	0.3	30.6	0.3
Other	71.4	3.1	80.0	3.3	81.9	3.3	87.1	3.5	320.5	3.4
Total selling, general and administrative expenses	$253.5	11.0%	$262.9	10.8%	$266.7	10.8%	$274.2	11.1%	$1,057.4	11.0%

ADJUSTED EBITDA
The following table summarizes Adjusted EBITDA, which is not a measure determined in accordance with U.S. GAAP, for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Adjusted EBITDA	$654.0	28.5%	$707.4	29.2%	$716.8	29.1%	$694.8	28.2%	$2,772.9	28.7%